UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2025

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13520 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On August 19, 2025, Premier, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the three months and fiscal year ended June 30, 2025. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

As discussed in the press release, the Company held a conference call and webcast on August 19, 2025. Supplemental slides referenced during the conference call and webcast were available on the Company’s website for viewing by participants. A transcript of the conference call and webcast together with the supplemental slides are attached as Exhibits 99.2 and 99.3, respectively, to this report and are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The following changes have been made to the executive compensation packages for certain of the Company’s named executive officers for the Company’s 2026 fiscal year:

NEO	Compensation Element	Fiscal 2025	Fiscal 2026	Percentage Increase
Andrew F. Brailo	Annual Base Salary	$560,000	$575,000	2.7%
Chief Commercial Officer	Equity Target*	180%	225%	25.0%
David L. Klatsky	Annual Base Salary	$535,343	$550,000	2.7%
General Counsel	Equity Target*	200%	225%	12.5%

*	Expressed as a percentage of annual base salary.

The compensation changes for Mr. Brailo and Mr. Klatsky were approved by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) on August 17, 2025. The changes to annual base salaries are effective September 1, 2025, and the revised Equity Targets are effective immediately for equity awards to be granted for the Company’s 2026 fiscal year.

The Committee and the Board determined it would be in the best interests of the Company and its stockholders to make the compensation changes set forth above to promote retention and recognize and incentivize the continued performance and value to the Company of these executives. The Committee and the Board made these determinations with the assistance of the Committee’s independent compensation consultant and considered, among other factors, the highly competitive nature of the market for executive talent, the potential impacts on the Company and its operations and strategic plans in the event of the loss of any of these executives, the existing compensation packages for these executives, and peer company and other market information.

Item 7.01.	Regulation FD Disclosure

As noted in Item 2.02 of this report, the Company held a conference call and webcast on August 19, 2025, to discuss the Company’s financial results for the three months and fiscal year ended June 30, 2025, as reported in the Company’s August 19, 2025 press release. A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback, is attached as Exhibit 99.1 to this report and is incorporated herein by reference. A transcript of the conference call and webcast together with supplemental slides referenced during the conference call and webcast are attached as Exhibits 99.2 and 99.3, respectively, to this report and are incorporated herein by reference.

* * * *

The information in this report under Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Premier, Inc. dated August 19, 2025.

99.2	Transcript of fiscal 2025 fourth quarter and full year earnings call of Premier, Inc.

99.3	Supplemental slides referenced during fiscal 2025 fourth quarter and full year earnings call of Premier, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Michael J. Alkire
Name: Michael J. Alkire
Title: President and Chief Executive Officer

Date: August 20, 2025